Exhibit 99.1

Investor Presentation June 2022 1

2 The information in this presentation is provided to you by LiveOne, Inc . (the “Company” or “LiveOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else . By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation . By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations . No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation . The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified . By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials . This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results . Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements . These factors include risks and uncertainties as to the Company’s reliance on one key customer for a substantial percentage of its revenue ; the Company’s ability consummate any proposed financing, acquisition, spin - out, distribution or transaction, the timing of the closing of such proposed event, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of any proposed financing, acquisition, spin - out, distribution or transaction will not occur or whether any such event will enhance shareholder value ; ability to attract, maintain and increase the number of the Company’s users and paid subscribers ; the Company's intent to repurchase shares of its common stock from time to time under its announced stock repurchase program and the timing, price, and quantity of repurchases, if any, under the program ; the Company identifying, acquiring, securing and developing content ; successfully implementing the Company’s growth strategy, including relating to its technology platform and applications, management’s relationships with industry stakeholders, the effects of the global Covid - 19 pandemic, changes in economic conditions, and competition ; risk and uncertainties applicable to the businesses of the Company’s subsidiaries ; and other risks including, but not limited to, those described in the Company’s Annual Report on Form 10 - K, filed with the U . S . Securities and Exchange Commission (the “SEC”) on July 14 , 2021 , Quarterly Report on Form 10 - Q, filed with the SEC on August 16 , 2021 , Quarterly Report on Form 10 - Q, filed with the SEC on October 29 , 2021 , Quarterly Report on Form 10 - Q, filed with the SEC on February 14 , 2022 and other filings and submissions with the SEC . These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law . Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances . This presentation speaks as of June 5 , 2022 . The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed . Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date . Legal Disclaimer

A creator - first, music, entertainment and technology platform focused on delivering premium experiences and content worldwide through memberships and live and virtual events. 3 We give fans, brands, and bands the best seat in the house Listen Watch A ttend Engage Transact AT A GLANCE…

4 Complementary Portfolio of Wholly - owned Subsidiaries and Brands PPV ONE LiveOne intends to spin - out its existing Pay - Per - View One (PPVOne) business as a separate public company and plans to distribute a portion of the new company's equity to LiveOne's stockholders, anticipated to take place by the end of FY 2023, in each case subject to obtaining applicable approvals and consents and compliance with applicable rules and regulations and public market trading and listing requirements.

# LiveOne's Model Addresses Six Large Market Verticals

- Over 300 million paid music subscribers globally today – estimated to grow to 1.2 billion by 2030
- 74% of concert fans said they will continue to watch livestreaming events even after physical events resume
- 37% (104 million) listen to podcasts at least every month

**MUSIC SUBSCRIPTIONS**


2021
3.8 Billion
1.6 Billion
2014
Over 3.8 billion smartphone users projected globally by this year

**LIVE EVENTS**


30M+ People attend at least one music festival in the US annually
52% of US attended a live music event in 2018
Global live music market expected to be $30B by 2025

**LIVESTREAM**


Global video streaming market expected to be $80B by 2025
Users watch live video 3x longer and comment 10x more than recorded footage

**MERCHANDISE**


Global licensed merchandise market expected to reach $400B by 2023

**PODCASTS**


Podcast advertising spend was $1.5 billion in 2020 and is expected to grow to $3.5 billion by 2024. As podcast listenership has soared in recent years, ad dollars will continue to follow suit.

**PPV**


The global live streaming pay-per-view market is expected to expand at a compound annual growth rate (CAGR) of 15% from 2020 to 2027, reaching $2.3 billion by 2027.

Source: IFPI, BBC, Billboard, eMarketer, Facebook Live, Forbes, The Verge, Statista, Nielsen, Broker research, Grand View Resource

LIVEXONE 5

1.55M+ 1 Paid Members 6 4.7B+ Audio Listens since 01/01/20 126 Livestreamed Music Events since 04/01/21 2,900+ Artists Streamed since 01/01/20 220+ Countries and territories by Live Music Streaming 294M+ People reached via 24 - hour OTT streaming channel 1,500+ Hours of Live Music since 01/01/20 Platforms TikTok Twitter Instagram STIRR O&O Facebook YouTube Twitch Podcasting Over 235 shows and over 300 podcast episodes per week. Over 2.48 billion podcast downloads 1 See the Company's 10 - Q for QE 12/31/21 Freemium Membership Content Paired with Distribution Platform Membership Plans from $0 to $9.99 Per Month 758K+ Free Members 2.30+M Free and Paid Members (5/31/22)

Growing Library of Franchises 7 Highly - rated Originals Podcasts Partnerships ContentOne studio to develop and distribute new originals and tentpole events across the platform

LIVEXONE Slacker RADIO

LiveOne's Slacker Radio is a membership music streaming service offering songs and access to expertly crafted stations, podcasts from PodcastOne, livestreamed video and on-demand programming, and livestreamed festivals, concerts and pay-per-view (PPV) events

- **Nearly all new Tesla EVs sold in the U.S. come with a paid membership to LiveOne's Slacker**
- Ranked as the best quality music app and "Editor's Choice" by PC Magazine, outpacing better known brands such as Spotify and SiriusXM
- Blends a team of forward-thinking music curators and content programmers with cutting edge analytics which provide a seamless music discovery
- Estimated music subscription global TAM currently at over 300 million paid music subscribers - estimated to grow to 1.2 billion by 2030[1]
- Targeted 10 million paid members (0.8% of 2030 estimated TAM)

**30M+**
Songs in catalogue

**500+**
Expertly crafted stations, podcasts, concerts, PPV events

**4.7B+**
Audio Listens since 01/01/20

**64B+**
Audio listens since inception

**1.55M+[2]**
Paid Members (5/31/2022)

**85+**
Automobiles partnerships for in-built music streaming

[1] Broker research
[2] See the Company's 10-Q for QE 12/31/21

LIVEXONE 8

podcastone

## Overview

- Acquired in July 2020
- Subscription and advertiser-supported podcast network
- **300+ episodes distributed per week** and **235+ shows on air currently**
- Exclusive podcasters include Adam Carolla, Jordan Harbinger, Kaitlyn Bristowe, Jay Cutler, Lady Gang, and "Stone Cold" Steve Austin
- Networks include Sports Network, Woman of Podcasting, etc.
- Recently created the new Vodcast Network, featuring videos video podcasts from new and existing podcasters
- PodcastOne's founder and Chairman, Norman Pattiz, founded and built Westwood One into the largest radio network in the U.S

## Key highlights

- Over **2.48 billion** podcast downloads in the 12 months ended December 31, 2021
- LadyGang podcast recently reached over **100 million** downloads
- Total social media reach across the exclusive talent roster of PodcastOne now exceeds **280 million**

## Select industry stats

**37%(104M)** Listen to podcasts at least every month

**24%(68M)** Listen to podcasts weekly

**41%** of monthly podcast listeners have household income **>75K**

Podcast listeners subscribe to an average of **6** shows

Podcast listeners listen to an average **7** different shows per week

**93%** listen to all or most of each episode

**81%** podcast listeners pay attention to podcast ads

**60%** podcast listeners have bought something from a podcast ad

Source: Broker research, 2021 PodcastHosting.org

LIVEXONE 9

podcastone

# PODCASTS ARE MORE POPULAR THAN EVER

Listeners have made podcasts part of their everyday life. 'What podcasts are you listening to ?' is asked everyday and we have the numbers to back that up.

| | |
|---|---|
| **177M** | People listen to podcasts |
| **$2B** | Analyst predict podcast ad spending in 2023 to exceed $2 Billion and $3 Billion in 2026 |
| **67%** | Say I feel close to the hosts of the podcasts I listen to |
| **61%** | Consider podcasts as part of their daily routine |


LADYGANG

Becca Tobin, Keltie Knight & Jac Vanek
**Ladygang**



Adam Carolla
**The Adam Carolla Podcast**



Kaitlyn Bristowe
**Off the Vine**



Dr. Drew Pinsky
**The Dr. Drew Podcast**

podcastone Sources: MRI-Simmons 2020 Podcast Study, The Infinite Dial 2022 & eMarketer

LIVEONE 10

11 TOP SHOWS Season One peaked #2 Ranked podcast in All Podcasts #2 Ranked podcast in Fashion & Beauty #13 Ranked podcast in Comedy #58 Ranked podcast in All Podcasts podcastone

# OVERVIEW

PodcastOne is the leading 360-degree advertiser solution for multiplatform, integration opportunities, and hyper-targeting in Podcasting.

PodcastOne ranked #7 on the list of Top Podcast Publishers by the industry-leading podcast metrics company, Podtrac...ahead of Fox, CNN and Barstool Sports

**2.8B+**
Downloads Annually

**300M+**
Monthly Impressions

**350+**
Hours produced weekly

**2,000+**
Fortune 1000 Advertisers

**300+**
Podcast Shows

**14M+**
Unique Monthly Listeners

PODCAST INDUSTRY RANKING HIGHLIGHTS
TOP PODCAST PUBLISHERS
US AUDIENCE: **APRIL 2022**

| RANK | PODCAST PUBLISHER | US UNIQUE MONTHLY AUDIENCE | GLOBAL DOWNLOADS & STREAMS | ACTIVE SHOWS | SALES CONTACT |
|---|---|---|---|---|---|
| 1 | iHeartRadio | 31,295,000 | 441,534,000 | 632 | iHeartRadio |
| 2 | NPR | 20,475,000 | 165,558,000 | 49 | National Public Media |
| 3 | Wondery | 13,790,000 | 93,197,000 | 170 | Wondery Brand Partnerships |
| 4 | New York Times | 11,034,000 | 121,448,000 | 10 | |
| 5 | NBC News | 9,629,000 | 61,383,000 | 56 | |
| 6 | The Walt Disney Company | 8,052,000 | 49,751,000 | 99 | ESPN Audio Sales |
| 7 | PodcastOne | 6,557,000 | 43,878,000 | 299 | |
| 8 | Daily Wire | 6,230,000 | 64,942,000 | 11 | Cumulus Podcast Network |
| 9 | Barstool Sports | 6,147,000 | 36,207,000 | 73 | Barstool Sports Sales |
| 10 | PRX | 6,124,000 | 61,703,000 | 68 | Market Enginuity |
| 11 | All Things Comedy | 5,915,000 | 30,244,000 | 62 | |
| 12 | Fox Audio Network | 5,183,000 | 45,356,000 | 80 | |
| 13 | CNN | 4,608,000 | 31,401,000 | 44 | WarnerMedia Ad Sales |
| 14 | Blaze Media | 4,273,000 | 44,380,000 | 17 | |
| 15 | WNYC Studios | 4,198,000 | 22,982,000 | 26 | |

PodcastOne, a leading podcast platform was **ranked #7 on the list of Top Podcast Publishers** by the industry-leading podcast metric company Podtrac. Podtrac provides the podcast industry's only ranking of top publishers based on unique audience counts. The April 2022 report shows PodcastOne up five slots from #12 in the previous report in December 2021 and is one of only two independent podcasting publishers in the Top 10.

LIVE X ONE 12

13 CORE REVENUE DIRECT AD SALES Live reads (60 seconds) are sold directly into the podcasts. One of the highest CPM’s rate in the industry based on sales team direct relationships with brands CUSTOM EXECUTIONS PodcastOne has the capabilities to do custom executions or custom segments per the client’s needs. Segments are 3 to 5 minutes long. Passive Revenue generated by ad impressions and bandwidth fee from shows on PodcastOne Network. PROGRAMMATIC LIVE TOURS & EVENTS PodcastOne has Live Tour Sponsorship & licensing rights and will start to produce live tours with some of our leading talent IP OWNERSHI PS Many of our talent agreements include partial IP ownership. VODCAST ADS In addition to audio live reads, shows with video podcasts (Vodcast), advertisers will be sold into as well. SOCIAL ACTIVATIONS Through our talent, we have the ability to sell social activations across the talent’s social platforms. Pitbull & BRANDED PODCASTS PodcastOne has the capabilities to work with clients to create their own podcast. We created podcasts for Motortrend and Microsoft. Nappy Boy Radio with T - Pain Motortrend MERCHANDISE PodcastOne has the capabilities to create merchandise for talent and podcast.

14 OUR DISTRIBUTION AND ADVERTISER NETWORK PODCATCHER S PLATFORMS (Mobile, Tablet, Desktop, Smart Speakers)

## PPV Business Model

- PPVOne's Business Model Leverages LiveOne's **existing proprietary tech stack and expertise** with more than seven years of livestreaming experience and scalable product.
- Direct to consumer billing relationship enhances both PPVOne and LiveOne's flywheels for **increased monetization opportunities**. Expands far beyond just PPV ticket transactions to include **music subscriptions, virtual meet and greets/VIP access, merchandise and NFT e-commerce offerings and virtual tipping**.
- Leveraging's LiveOne's **marketing engine** with in-app messaging, social media, paid marketing program, email blasts to our fan database of 38M+ music fans; promoted across our LiveOne platform and partner network.
- **Leveraging relationships** with thousands of possible PPV entertainers and personalities through ongoing business activities of LiveOne.
- Strong connection between PPV participants and social followers enables for a stronger business model through lower marketing spend as **artists and talent actively promote PPV events directly to their social media resulting** in lower customer acquisition costs.
- PPVOne's execution **capabilities are turnkey** ranging from artist/talent signings, event marketing, sponsorship/advertising monetization, event production, digital and linear distribution through to settlement.

**PPV EVENTS TO DATE**

| 115+ | 217K+ |
|---|---|
| PPV EVENTS* | TICKETS SOLD* |

*since inception

**REVENUE SOURCES**

- PPV Ticket Sales with Revenue Share
- Sponsorship and Advertising/Product Placement
- VIP Exclusive Upgrade Options
- Digital Meet and Greet Opportunities
- NFTs and E-Commerce
- Artist Merchandise Sales
- In-App Purchases

LIVEONE 15

16 • Acquired in December 2020 • Direct - to - consumer eCommerce merchandise platform • Create, manufacture and distribute unique and limited - edition personalized clothing, jewelry, toys as well as virtual goods • Partners with artists and stars from the music, podcast and entertainment industry with massive social media and marketing re ach • Provides monetization opportunities for both LiveOne and artists $20M CY2020 Revenue $1M CY2020 EBITDA $400B Expected global licensed merchandise market by 2023

# react presents



react presents
SPRING AWAKENING
AUTUMN EQUINOX
SATURDAY
EXCISION
AC SLATER • BAYNK • BEAR GRILLZ • CHRIS LORENZO
DION TIMMER • DIPLO • GALANTIS • GETTOBLASTER B2B DJ GODFATHER
GORDO • KAIVON • KAYZO • MADEON • MAHALO • MASTERIA • MATOMA
MIDNIGHT KIDS • MK • PETEY CLICKS B2B TOMBZ • QLANK B2B NOSTALGIX
SHIP WREK • SNBRN • TAIKI NULIGHT B2B SHIFT K3Y • TWO FRIENDS
WENZDAY • ZOMBOY
AVI SIC • IAN SNOW • KRYPTOGRAM • MR. BOBBY • TREBLE SQUAD • WHITE OWL
MARTIN GARRIX
SUNDAY
ADVENTURE CLUB B2B WOOLI • ATLIENS • DILLON FRANCIS
DOCTOR P B2B FUNTCASE • DON DIABLO • HULKGANG (VALENTINO KAHN B2B 4B)
JVNA • KILL FEED • LP GIOBBI • MARAUDA • MERSIV • MITIS • OPTION4
RAY VOLPE • REGARD • RL GRIME B2B BAAUER • SAID THE SKY
SAM FELDT • SHIBA SAN • SHOWTEK • SIDEPIECE • SOFI TUKKER
TYGAPAW • VICETONE • WESTEND • WRECKNO
FORTUNE • NIGHT SPICE • ORVILLE KLINE • WAVE POINT • WITH LOVE
BRANDED STAGES
NIGHT BASS
Corona
TICKETS ON SALE NOW AT SPRINGAWAKENINGFESTIVAL.COM
LIVEXLIVE

- Full-service club, concert, and festival promotion company
- Produced **300+ club and theater events** annually across the Midwest (pre-COVID)
- Features world-class festivals such as ***Spring Awakening Music Festival & Mamby on the Beach***
- React Presents team is fully integrated into the LiveOne ecosystem including talent booking & marketing of LiveOne content
- Launched React Presents curated playlists on LiveOne in 2020
- React Presents recorded revenue of approximately $15 million in 2019 pre-pandemic
- 79% of fans expect to return to live music within 4 months of COVID-19 restrictions lifting
- 85% of all Ticketmaster tickets were held for postponed events rather than asking for refunds

LIVEXONE

17

18 Attract, produce and create differentiated and exclusive content 1 Host live concerts and pay - per - view events to expand audience reach 2 Utilize actionable audience data and insights to improve experience 3 All - in - one content platform enhances user engagement & retention 5 Multiple monetization channels drive growth and strong artist value proposition 7 Cultivate meaningful connections between artists and their fans, 24/7 6 Attract Engage Retain Monetize Flywheel Strategy Creates Superior Value Proposition Differentiated experience drives user conversion 4

# Unrivaled Capabilities Across Audio, Video, and Live Events

| | | | Audio streaming | | | | | | | Live music streaming | | | | Music events | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | LIVEXONE | Spotify | SiriusXM pandora | DEEZER | amazon music | Music | Music | iHeart MEDIA | melody napster | BOILER ROOM | nugs.net | STAGEIT | LIVE NATION | AEG eventim |
| Audio streaming | Ad-supported | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ |
| | Subscription | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✗ | ✓ | ✗ | ✗ | ✗ |
| | Podcasts | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ |
| Video streaming | Originals | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ |
| | Live video streaming | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✓ | ✓ | ✗ | ✗ | ✗ |
| | Ticketed show | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✓ | ✗ | ✓ | ✓ | ✗ |
| | Linear / OTT channels | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ |
| | Live events | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✗ | ✓ | ✗ | ✗ | ✓ | ✓ |
| | Merchandise | ✓ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✗ | ✓ | ✗ | ✗ | ✓ | ✓ |

Sources: Company filings, Company websites

LIVEXONE 19

Successful Strategy Driving Diversification of Revenue Base Multifaceted revenue streams anchored by recurring membership revenue YTD Revenue composition as of 12/31/20 YTD Revenue composition as of 12/31/21 56% 30% 8% 2% 4% Subscription Advertising Merchandising Ticket / Event 32% 27% 7% 14% 20% Sponsorship & Licensing 20

Sponsorships and Partners 21 Expanded sponsorship deals now include: Pepsi, McDonald’s, KFC, Hyundai, Corona, VW, Porsche, Chipotle, State Farm, Kia, White Claw, Mike’s Hard Lemonade, and Mentos Pure Fresh Gum, and through LiveOne’s multi - year livestream partnership with iHeartRadio, Progressive Insurance, Capital One, Ally Financial, Goya, Country Crock, St. Jude and OGX Over 100 Partners and Sponsors:

Global Network of Distribution and Channel Partners 22 Desktop Mobile OTT Over 220 countries reached by Live Music Streaming

Financial Highlights LIVEONE, INC. REVENUE (FY ends March 31st) 2018 - $7.2M 2019 - $33.7M 2020 - $38.7M 2021 - $65.2M 2022 - $112M - $113.5M* 2023 - $125M - $140M** 23 • LiveOne recently reported 9 - Month record revenue of $93.6 million ended December 31, 2021, up 112% YOY - and Third quarter revenue of $32.9 million, up 72% YOY • Company Maintained Guidance to Achieve Positive Adjusted EBITDA* in Q1 2023 Ending June 30, 2022 • Company Maintained Guidance for Fiscal 2022 Year Revenue of Between $112 million - $113.5 million and Updated Guidance for Fiscal 2023 Revenue to Between $125 million - $140 million and Adjusted EBITDA* Between $5 Million - $10 Million • Cash and Cash Equivalents On Hand at May 19, 2022 was approximately $14 Million • LiveOne has Repurchased 500K Shares for $350,000 under Its 2 Million Share Stock Repurchase Program as of 5/25/2022 • Common Shares outstanding as of Feb. 10, 2022: 81.9 million • Analyst Coverage: Ladenburg, H.C. Wainwright, Spartan, and Alliance Capital * Based on full - year fiscal 2022 guidance ** Based on full - year fiscal 2023 guidance

# World-Class Management Team



**Robert Ellin**
*Chairman & CEO*

Over 30 years of investment and turnaround experience, deep relationships in media and entertainment, prior public company experience as Executive Chairman of Mandalay Digital



**Dermot McCormack**
*President*

Renowned music industry executive, with expertise from content development to technology, growth strategies and monetization



**Aaron Sullivan**
*VP, Interim CFO*

Seasoned executive with extensive financial, mergers and acquisitions and operational experience in managing and scaling organizations, as well with financial reporting and internal controls.



**Kitt Gray**
*President PodcastOne*

Founded PodcastOne 8 years ago. 20+ years audio experience .Selected to 22 Top Influencers in Podcasting
*(Podcast Magazine 2022)*



**Jackie Stone**
*CMO*

Top 50 Marketer with over 27 years of global expertise across brand building, growth, acquisition and loyalty



**Roe Williams**
*Global Head of Talent And Artist Partnerships*

Previously orchestrated deals with Adidas, Grey Goose, Tosy, Office Max, Unilever, and General Mills



Sue McNamara
**EVP Sales**

- 20+ years in Radio & Podcast Sales
- Formerly CBS Radio's Senior Vide President of Advertising Sales

LIVEXONE 24

# Distinguished Board of Directors and Advisors with Industry Experience

## Distinguished & Experienced Board of Directors



**Ramin Arani**
*Independent Director*

Former lead manager of Fidelity's Puritan Fund and current Board member of Vice Media, Ellen Digital and Opportunity Network



**Patrick Wachsberger**
*Independent Director*

Founder and CEO of Picture Perfect Entertainment and former Chairman of Lionsgate Films



**Kenneth Solomon**
*Independent Director*

Chairman and CEO of The Tennis Channel, partner at Arcadia Investment Partners and Chairman of Ovation TV



**Craig Foster**
*Independent Director*

Former Chief Financial Officer and Chief Accounting Officer of Amobee, Inc.



**Jay Krigsman**
*Independent Director*

Executive Vice President and Asset Manager of The Krausz Companies



**Bridget Baker**
*Independent Director*

Former President of Content and TV Network Distribution of Comcast and NBCUniversal



**Maria Garrido**
*Independent Director*

Sr. Vice President Brand Management at Vivendi Group



**Kris Wright**
*Independent Director*

Vice President, Global Mens Footwear, Sport Lifestyle Product at Nike

## Strong Suite of Formal Advisors



**Steven Bornstein**
*Former CEO of ESPN and NFL Network*



**Jason Flom**
*CEO of Lava Records*



**Chris McGurk**
*Former CEO of MGM and Universal Pictures*



**Roger Werner**
*Former CEO and President of ESPN and Speedvision*



**Jules Haimovitz**
*Former President of Viacom and founder of Showtime*

LIVEXONE 25

Investment Highlights Consolidation of Business Units Throughout FY2023 Is Expected to Result in Over $20 Million In Annual Cost and Expense Reductions $13.6 Million of Cash and Cash Equivalents as of 4/22/2022 Tesla Largest Customer as Nearly Every New Tesla Sold in U.S. Comes with a LiveOne Membership Paid by Tesla 26 3 5 6 33% Institutional Ownership – Fidelity owned 6.9 million shares at 3/31/2022 Record 9 - Month Revenue of $93.6 Million for Period Ended 12/31/2021 – Up 112% 1 2 Highly Accomplished Management and Board of Directors 7 LiveOne has Repurchased 500K Shares Under Its 2 Million Share Stock Repurchase Program as of 5/25/2022 4

NASDAQ: LVO | IR@LIVEONE.COM